AMENDMENT NO. 1 DATED
                               AS OF MAY 23, 1997
                 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF FEBRUARY 27, 1997


         THIS AMENDMENT NO. 1 (this "Amendment") is entered into as of May 23, 1997, among MotivePower Industries, Inc., a Delaware corporation (the "Borrower"), the financial institutions signatory to the hereinafter defined Credit Agreement (collectively, the "Lenders"), and Bank of America National Trust and Savings Association, as Agent for the Lenders (the "Agent").

                                    RECITALS:

         A. The Borrower, the Agent and the Lenders are party to that certain Second Amended and Restated Credit Agreement dated as of February 27, 1997 (as so amended herein, the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement.

         B. The Borrower, the Agent and the Lenders wish to amend the Credit Agreement pursuant to the terms as set forth herein with respect to a) aggregate amount of performance bonds the Borrower may have outstanding at any time; (b) the aggregate amount of letters of credit the Borrower may have outstanding in support of or in respect of any surety contracts, Surety Instruments or performance bonds at any time; and (c) the aggregate amount of letters of credit the Borrower may have outstanding at any time.

         C.       Now, Therefore, the parties hereto agree as follows:

         1.       AMENDMENTS TO THE CREDIT AGREEMENT.

                  1.1 Section 1.1 of the Credit Agreement. The definition of "Unused Letter of Credit Subfacility" in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Unused Letter of Credit Subfacility" means an amount equal to $20,000,000 minus the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.






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                  1.2      Section 2.01(c)(ii)(4) of the Credit Agreement.
Section 2.01(c)(ii)(4) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(4) if the stated amount of all Letters of Credit (including the one proposed to be issued) supporting or issued in respect of any performance bonds, surety contracts or Surety Instruments of any kind exceeds $10,000,000;"

                  1.3 Section 7.08(e) of the Credit Agreement. Section 7.08(e) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(e) Contingent Obligations of the Borrower with respect to performance bonds or surety contracts of any kind provided that such performance bonds or surety contracts are issued in connection with Contractual Obligations to reconstruct railroad locomotives which provide aggregate total consideration and payments to the Borrower and its Subsidiaries not in excess of $30,000,000 in the aggregate (whether or not progress payments have been made thereunder or such amounts are then due and owing) and are issued pursuant to contracts and agreements in form and substance and from an issuer or surety reasonably satisfactory to the Agent, and in any event such issuer or surety shall not be permitted to take a Lien on any property or assets of the Borrower or its Subsidiaries other than the Inventory and Accounts (excluding cash payments not made directly to such issuer or surety) directly identifiable to the contract being supported by such surety or performance bond; and"

         2. REPRESENTATION AND WARRANTIES. To induce the Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants that:

                  2.1 Authorization. The Borrower is duly authorized to execute and deliver this Amendment and to perform its obligations under the Credit Agreement, as amended hereby.

                  2.2 No Conflicts. The execution and delivery of this Amendment, and the performance by the Borrower of its obligations under the Credit Agreement, as amended hereby, do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

                  2.3 Validity and Binding Effect. The Credit Agreement, as amended hereby, is, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its




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terms,  except as  enforceability  may be limited by  bankruptcy,  insolvency or
other  similar  laws  of  general  application   affecting  the  enforcement  of
creditors' rights or by general principles of equity limiting the availability of equitable remedies.

         3. CONDITIONS PRECEDENT TO AMENDMENTS. The amendments contemplated by Section 1 hereof are subject to the satisfaction of each of the following conditions precedent:

                  3.1 Documentation. The Borrower shall have delivered to the Agent all of the following, each duly executed and, dated the date hereof, in form and substance satisfactory to the Agent:

                  (a) Certificate. A certificate of the president or chief financial officer of the Borrower as to the matters set out in Sections 3.2 and 3.3 hereof.

                  (b) Other. Such other documents as the Agent may reasonably request.

                  3.2 No Default. As of the closing date hereof, no Default or Event of Default shall have occurred and be continuing.

                  3.3 Representations and Warranties. As of the closing date hereof, the representations and warranties in Article V of the Credit Agreement and in Section 2 of this Amendment shall be true and correct as though made on such date.



         4.       GENERAL.

                  4.1 Expenses. The Borrower agrees to pay the Agent upon demand for all reasonable expenses, including reasonable Attorneys' Costs, incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment, and any document required to be furnished therewith.

                  4.2 Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF ILLINOIS; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                  4.3 Successors. This Amendment shall be binding upon inure to the benefit of the parties hereto and their respective successors and assigns.





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                  4.4  Confirmation of the Credit  Agreement.  Except as amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

                  4.5 References to the Credit Agreement. Each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," or words of like import, and each reference to the Credit Agreement in any and all instruments or documents provided for in the Credit Agreement or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Credit Agreement as amended hereby.

                                      * * *




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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

                                      MOTIVEPOWER INDUSTRIES, INC., as
                                      Borrower


                                      By:

                                      Title:



                                      BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION, as Agent
                                      and a Lender


                                      By:

                                      Title:



                                      ABN AMRO BANK, N.V., as a Lender


                                      By:

                                      Title:



                                      THE BANK OF NEW YORK, as a Lender


                                      By:

                                      Title:






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                                      CORESTATES BANK, N.A., as a Lender


                                      By:

                                      Title:



                                      CREDIT LYONNAIS NEW YORK BRANCH, as
                                      a Lender


                                      By:

                                      Title:



                                      DG BANK DEUTSCHE GENOSSENSCHAFTS
                                      BANK, as a Lender


                                      By:

                                      Title:



                                      MELLON BANK, N.A., as a Lender


                                      By:

                                      Title:



                                      NATIONAL BANK OF CANADA, as a
                                      Lender


                                      By:

                                      Title:


                                      By:

                                      Title:





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                                      NATIONAL CITY BANK, as a Lender


                                      By:

                                      Title:



                                      PNC BANK, N.A., as a Lender


                                      By:

                                      Title:




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                  IN WITNESS  WHEREOF,  the undersigned have accepted and agreed to this Amendment as of the date first above written.


                                      Motor Coils Manufacturing Company

                                      By:
                                      Title:


                                      Engine Systems Company, Inc.

                                      By:
                                      Title:


                                      Clark Industries Company

                                      By:
                                      Title:


                                      Power Parts Company

                                      By:
                                      Title:


                                      Touchstone Company

                                      By:
                                      Title:


                                      MotivePower Investments Limited

                                      By:
                                      Title:


                                      Boise Locomotive Company

                                      By:
                                      Title:


                                      MotivePower Foreign Sales
                                      Corporation

                                      By:
                                      Title:




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